EXECUTION VERSION

SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 29, 2017, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (“WESCO” or the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).
RECITALS
1.The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of September 24, 2015 (as amended through the date hereof, the “Agreement”).
2.    The parties hereto desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.
2.    Amendment to the Agreement. The agreement is hereby amended by restating the definition of “Excluded Receivable” set forth in Exhibit I to the Agreement as follows:
“Excluded Receivable” means any Receivable (without giving effect to the exclusion of “Excluded Receivables” from the definition thereof) (i) owed by an Obligor not a resident of the United States and denominated in a currency other than U.S. dollars, (ii) the Obligor of which is Siemens AG or any Subsidiary thereof, (iii) the Obligor of which is Mondelez International Inc. or any Subsidiary thereof or (iv) owing by Ford Motor Company or any Subsidiary thereof, the Contract for which is the Energy Services Agreement, dated on or about December 29, 2017, between, inter alia, WESCO Distribution Inc. and Ford Motor Company in connection with upgrades to the Rawsonville plant.
3.    Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as follows:
(a)    Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement, as amended hereby, are true and correct as of the date hereof.

1

(b)    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
4.    Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. As of and after the Effective Time, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
5.    Effectiveness. This Amendment shall become effective as of the time (the “Effective Time”) at which the Administrator has executed this Amendment and receives each of the following, in each case form and substance satisfactory to the Administrator in its sole discretion: (A) counterparts of this Amendment executed by each of the other parties hereto and (B) such other agreements, documents, instruments and opinions as the Administrator may request.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
7.    Governing Law; Jurisdiction.
7.1    THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
7.2    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

2

8.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
WESCO RECEIVABLES CORP.

By:    /s/ Brian M. Begg
Name: Brian M. Begg
Title: Treasurer

WESCO DISTRIBUTION, INC.,
as Servicer

By:     /s/ Brian M. Begg
Name: Brian M. Begg
Title: Vice President and Treasurer

S-1    Sixth Amendment to
Fourth A&R RPA

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser

By:     /s/ Michael Brown
Name:     Michael Brown
Title:    Sr. Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for PNC Bank, National
Association

By:     /s/ Michael Brown
Name:    Michael Brown
Title:    Sr. Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:     /s/ Michael Brown
Name:    Michael Brown
Title:    Sr. Vice President

S-2    Sixth Amendment to
Fourth A&R RPA

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Purchaser

By:     /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Wells Fargo Bank, National Association

By:     /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Director

S-3    Sixth Amendment to
Fourth A&R RPA

FIFTH THIRD BANK, as a Committed Purchaser

By:     /s/ Patrick Berning
Name:    Patrick Berning
Title:    Officer

FIFTH THIRD BANK,
as Purchaser Agent for Fifth Third Bank

By:     /s/ Patrick Berning
Name:    Patrick Berning
Title:    Officer

S-4    Sixth Amendment to
Fourth A&R RPA

THE HUNTINGTON NATIONAL BANK, as a Committed Purchaser

By:     /s/ Lynsey M. Sausaman
Name:    Lynsey M. Sausaman
Title:    Assistant Vice President

THE HUNTINGTON NATIONAL BANK,
as Purchaser Agent for The Huntington National Bank

By:     /s/ Lynsey M. Sausaman
Name:    Lynsey M. Sausaman
Title:    Assistant Vice President

S-5    Sixth Amendment to
Fourth A&R RPA

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:     /s/ Jill A. Russo
Name:    Jill A. Russo
Title:    Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser

By:     /s/ Paula J. Czach
Name:    Paula J. Czach
Title:    Managing Director

THE BANK OF NOVA SCOTIA, as Purchaser Agent for The Bank of Nova Scotia and Liberty Street Funding LLC

By:     /s/ Paula J. Czach
Name:    Paula J. Czach
Title:    Managing Director

S-6    Sixth Amendment to
Fourth A&R RPA

BRANCH BANKING AND TRUST COMPANY, as a Committed Purchaser

By:     /s/ David Miller
Name:    David Miller
Title:    Vice President

BRANCH BANKING AND TRUST COMPANY,
as Purchaser Agent for Branch Banking and Trust Company

By:     /s/ David Miller
Name:    David Miller
Title:    Vice President

S-7    Sixth Amendment to
Fourth A&R RPA

U.S. BANK NATIONAL ASSOCIATION, as a Committed Purchaser

By:     /s/ William Patton
Name:    William Patton
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION, as Purchaser Agent for U.S. Bank National Association

By:     /s/ William Patton
Name:    William Patton
Title:    Vice President

S-8    Sixth Amendment to
Fourth A&R RPA